                                                                    Exhibit 99.5

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                           417,911.85
        Available Funds:
               Contract Payments due and received in this period                                                   5,172,847.05
               Contract Payments due in prior period(s) and received in this period                                  331,505.31
               Contract Payments received in this period for next period                                             173,708.76
               Sales, Use and Property Tax, Maintenance, Late Charges                                                117,687.83
               Prepayment Amounts related to early termination in this period                                      3,546,407.76
               Servicer Advance                                                                                    1,189,187.85
               Proceeds received from recoveries on previously Defaulted Contracts                                         0.00
               Transfer from Reserve Account                                                                           7,136.66
               Interest earned on Collection Account                                                                   5,723.13
               Interest earned on Affiliated Account                                                                   1,074.70
               Proceeds from repurchase of Contracts per Contribution and Servicing
                 Agreement Section 5.03                                                                                    0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                 (Substituted contract < Predecessor contract)                                                             0.00
               Amounts paid under insurance policies                                                                       0.00
               Any other amounts                                                                                           0.00
                                                                                                                  -------------
        Total Available Funds                                                                                     10,963,190.90
        Less: Amounts to be Retained in Collection Account                                                           443,832.97
                                                                                                                  -------------
        AMOUNT TO BE DISTRIBUTED                                                                                  10,519,357.93
                                                                                                                  =============

        DISTRIBUTION OF FUNDS:

               1.   To Trustee -  Fees                                                                                     0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
                      Advances                                                                                       331,505.31
               3.   To Noteholders (For Servicer Report immediately following the
                      Final Additional Closing Date)
                         a) Class A1 Principal and Interest                                                                0.00
                         a) Class A2 Principal (distributed after A1 Note matures)
                            and Interest                                                                           7,810,780.18
                         a) Class A3 Principal (distributed after A2 Note matures)
                            and Interest                                                                             353,168.75
                         a) Class A4 Principal (distributed after A3 Note matures)
                            and Interest                                                                             518,751.20
                         b) Class B Principal and Interest                                                           148,769.21
                         c) Class C Principal and Interest                                                           297,830.11
                         d) Class D Principal and Interest                                                           200,533.79
                         e) Class E Principal and Interest                                                           264,835.85

               4.   To Reserve Account for Requirement per Indenture Agreement
                      Section 3.08                                                                                         0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve
                      Account Distribution
                         a) Residual Interest (Provided no Restricting or Amortization
                            Event in effect)                                                                         107,151.09
                         b) Residual Principal (Provided no Restricting or Amortization
                            Event in effect)                                                                         263,075.28
                         c) Reserve Account Distribution (Provided no Restricting or
                            Amortization Event in effect)                                                              7,136.66
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
                      and Any Other Amounts                                                                          124,485.66
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                      91,334.84
                                                                                                                  -------------
        TOTAL FUNDS DISTRIBUTED                                                                                   10,519,357.93
                                                                                                                  =============
                                                                                                                  -------------
        End of Period Collection Account Balance {Includes Payments in Advance &
          Restricting Event Funds (if any)}                                                                          443,832.97
                                                                                                                  =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                 $4,876,395.87
         - Add Investment Earnings                                                                                     7,136.66
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                  0.00
         - Less Distribution to Certificate Account                                                                    7,136.66
                                                                                                                  -------------
End of period balance                                                                                             $4,876,395.87
                                                                                                                  =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                        $4,876,395.87
                                                                                                                  =============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Pool A                                                         185,948,494.70
                 Pool B                                                          28,382,515.96
                                                                                --------------
                                                                                                         214,331,010.66
Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   838,153.97
Class A Monthly Interest - Pool B                                                   127,932.84

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                4,106,208.68
Class A Monthly Principal - Pool B                                                3,610,404.64
                                                                                --------------
                                                                                                           7,716,613.32
Ending Principal Balance of the Class A Notes
                 Pool A                                                         181,842,286.02
                 Pool B                                                          24,772,111.32
                                                                                --------------           --------------
                                                                                                         206,614,397.34
                                                                                                         ==============


--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $286,080,000    Original Face $286,080,000       Balance Factor
$   3.376981                  $               26.973620        72.222594%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Class A1                                                                     0.00
                 Class A2                                                            24,651,010.66
                 Class A3                                                            82,500,000.00
                 Class A4                                                           107,180,000.00
                                                                                    --------------
Class A Monthly Interest                                                                                     214,331,010.66
                 Class A1 (Actual Number Days/360)                                            0.00
                 Class A2                                                                94,166.86
                 Class A3                                                               353,168.75
                 Class A4                                                               518,751.20
                                                                                    --------------
Class A Monthly Principal
                 Class A1                                                                     0.00
                 Class A2                                                             7,716,613.32
                 Class A3                                                                     0.00
                 Class A4                                                                     0.00
                                                                                    --------------

                                                                                                               7,716,613.32
Ending Principal Balance of the Class A Notes
                 Class A1                                                                     0.00
                 Class A2                                                            16,934,397.34
                 Class A3                                                            82,500,000.00
                 Class A4                                                           107,180,000.00
                                                                                    --------------           --------------
                                                                                                             206,614,397.34
                                                                                                             ==============

Class A2
--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $55,000,000     Original Face $55,000,000      Balance Factor
$                1.712125     $              140.302060      30.789813%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                              Pool A                                                   3,171,940.21
                              Pool B                                                     484,153.66
                                                                                       ------------
                                                                                                                 3,656,093.87
        Class B Overdue Interest, if any                                                       0.00
        Class B Monthly Interest - Pool A                                                 14,868.47
        Class B Monthly Interest - Pool B                                                  2,269.47
        Class B Overdue Principal, if any                                                      0.00
        Class B Monthly Principal - Pool A                                                70,044.39
        Class B Monthly Principal - Pool B                                                61,586.88
                                                                                       ------------
                                                                                                                   131,631.27
        Ending Principal Balance of the Class B Notes
                              Pool A                                                   3,101,895.82
                              Pool B                                                     422,566.78
                                                                                       ------------              ------------
                                                                                                                 3,524,462.60
                                                                                                                 ============


--------------------------------------------------------------------------------
 Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
 Original Face $4,880,000     Original Face $ 4,880,000       Balance Factor
 $               3.511873     $               26.973621       72.222594%
--------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                              Pool A                                                   6,337,380.54
                              Pool B                                                     967,315.20
                                                                                       ------------
                                                                                                                 7,304,695.74
        Class C Overdue Interest, if any                                                       0.00
        Class C Monthly Interest - Pool A                                                 30,224.02
        Class C Monthly Interest - Pool B                                                  4,613.29
        Class C Overdue Principal, if any                                                      0.00
        Class C Monthly Principal - Pool A                                               139,945.24
        Class C Monthly Principal - Pool B                                               123,047.56
                                                                                       ------------
                                                                                                                   262,992.80
        Ending Principal Balance of the Class C Notes
                              Pool A                                                   6,197,435.30
                              Pool B                                                     844,267.64
                                                                                       ------------              ------------
                                                                                                                 7,041,702.94
                                                                                                                 ============


--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $9,750,000     Original Face $9,750,000         Balance Factor
$               3.573057     $               26.973621        72.222594%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class D Notes
                             Pool A                                             4,224,920.34
                             Pool B                                               644,876.79
                                                                                -------------
                                                                                                          4,869,797.13
       Class D Overdue Interest, if any                                                 0.00
       Class D Monthly Interest - Pool A                                           21,867.48
       Class D Monthly Interest - Pool B                                            3,337.77
       Class D Overdue Principal, if any                                                0.00
       Class D Monthly Principal - Pool A                                          93,296.83
       Class D Monthly Principal - Pool B                                          82,031.71
                                                                                -------------
                                                                                                            175,328.54
       Ending Principal Balance of the Class D Notes
                             Pool A                                             4,131,623.51
                             Pool B                                               562,845.08
                                                                                -------------
                                                                                                          -------------
                                                                                                          4,694,468.59
                                                                                                          =============


--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $6,500,000     Original Face $6,500,000        Balance Factor
$               3.877731     $               26.973622       72.222594%
--------------------------------------------------------------------------------


VIII.  CLASS E NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class E Notes
                             Pool A                                             5,284,400.39
                             Pool B                                               806,592.07
                                                                                -------------
                                                                                                          6,090,992.46
       Class E Overdue Interest, if any                                                 0.00
       Class E Monthly Interest - Pool A                                           39,509.70
       Class E Monthly Interest - Pool B                                            6,030.62
       Class E Overdue Principal, if any                                                0.00
       Class E Monthly Principal - Pool A                                         116,692.80
       Class E Monthly Principal - Pool B                                         102,602.73
                                                                                -------------
                                                                                                            219,295.53
       Ending Principal Balance of the Class E Notes
                             Pool A                                             5,167,707.59
                             Pool B                                               703,989.34
                                                                                -------------
                                                                                                          -------------
                                                                                                          5,871,696.93
                                                                                                          =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $8,130,000     Original Face $8,130,000        Balance Factor
$               5.601515     $               26.973620       72.222594%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
       Beginning Residual Principal Balance
                             Pool A                                                 6,339,368.03
                             Pool B                                                   967,618.56
                                                                                    -------------
                                                                                                               7,306,986.59
       Residual Interest - Pool A                                                      92,961.72
       Residual Interest - Pool B                                                      14,189.37
       Residual Principal - Pool A                                                    139,989.13
       Residual Principal - Pool B                                                    123,086.15
                                                                                    -------------
                                                                                                                 263,075.28
       Ending Residual Principal Balance
                             Pool A                                                 6,199,378.90
                             Pool B                                                   844,532.41
                                                                                    -------------
                                                                                                               -------------
                                                                                                               7,043,911.31
                                                                                                               =============

X.   PAYMENT TO SERVICER
        - Collection period Servicer Fee                                                                          91,334.84
        - Servicer Advances reimbursement                                                                        331,505.31
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                        124,485.66
                                                                                                               -------------
       Total amounts due to Servicer                                                                             547,325.81
                                                                                                               =============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
             at the beginning of the related Collection Period                                                 211,306,504.16

          Aggregate Discounted Contract Balance of Additional Contracts acquired
             during Collection Period                                                                                    0.00

          Decline in Aggregate Discounted Contract Balance                                                       4,666,177.06

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                            ---------------
             at the ending of the related Collection Period                                                    206,640,327.10
                                                                                                               ===============
          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                4,345,728.74

              - Principal portion of Prepayment Amounts                                        320,448.32

              - Principal portion of Contracts repurchased under Indenture Agreement
                     Section 4.02                                                                    0.00

              - Aggregate Discounted Contract Balance of Contracts that have become
                     Defaulted Contracts during the Collection Period                                0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added
                     during Collection Period                                                        0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                              0.00

                                                                                             -------------
                              Total Decline in Aggregate Discounted Contract Balance         4,666,177.06
                                                                                             =============

POOL B

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
             at the beginning of the related Collection Period                                                  32,253,072.24

          Aggregate Discounted Contract Balance of Additional Contracts acquired
             during Collection Period                                                                                    0.00

          Decline in Aggregate Discounted Contract Balance                                                       4,102,759.67

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                             --------------
             at the ending of the related Collection Period                                                     28,150,312.57
                                                                                                                ==============
          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                  895,445.63

              - Principal portion of Prepayment Amounts                                      3,207,314.04

              - Principal portion of Contracts repurchased under Indenture Agreement
                     Section 4.02                                                                    0.00

              - Aggregate Discounted Contract Balance of Contracts that have become
                     Defaulted Contracts during the Collection Period                                0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added
                     during Collection Period                                                        0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                              0.00

                                                                                             -------------
                              Total Decline in Aggregate Discounted Contract Balance         4,102,759.67
                                                                                             =============

                                                                                                               ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                              234,790,639.67
                                                                                                               ===============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

     POOL A                                                                                                     Predecessor
                                                                        Discounted            Predecessor       Discounted
     Lease #        Lessee Name                                         Present Value         Lease #           Present Value
     -------        -----------                                         -------------         -----------       -------------
                    NONE

                                                                        -------------                           ---------------
                                                        Totals:                $0.00                                      $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                                          $272,767,516.82
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                             YES             NO   X
                                                      ------          ------

     POOL B                                                                                                     Predecessor
                                                                        Discounted            Predecessor       Discounted
     Lease #        Lessee Name                                         Present Value         Lease #           Present Value
     -------        -----------                                         -------------         -----------       -------------
                    NONE

                                                                        -------------                            --------------
                                                        Totals:                $0.00                                      $0.00


     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                                           $52,325,540.92
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                        0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                             YES             NO   X
                                                      ------          ------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING                                                                                    Predecessor
                                                                       Discounted           Predecessor         Discounted
     Lease #     Lessee Name                                           Present Value        Lease #             Present Value
     -------     -----------                                           -------------        -----------         -------------
     2707-201    Amber Networks, Inc.                                  $1,045,934.66          2041-203            $3,154,026.34
     2707-202    Amber Networks, Inc.                                    $491,545.72
     2708-201    Network Elements, Inc.                                $1,305,725.82
     2706-202    Coriolis Networks, Inc.                                  $90,653.94
     2706-207    Coriolis Networks, Inc.                                 $215,544.48
                 Cash                                                      $4,621.72
     3271-002    Durham Diagnostic Imaging                             $2,317,472.63          2869-001            $2,037,442.62




                                                                      -------------                             -------------
                                                           Totals:    $5,471,498.97                              $5,191,468.96

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                               5,191,468.96
     b) ADCB OF POOL A AT CLOSING DATE                                                                          $272,767,516.82
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      1.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                             YES             NO   X
                                                      ------          ------

        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                             Predecessor
                                                                        Discounted          Predecessor           Discounted
        Lease #     Lessee Name                                         Present Value       Lease #               Present Value
        -------     -----------                                         -------------       -----------           -------------
                    None

                                                                        -------------                            --------------
                                                           Totals:            $0.00                                       $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                      $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                        $52,325,540.92
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                             YES             NO   X
                                                      ------          ------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XV.   POOL PERFORMANCE MEASUREMENTS

1.                  AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                       TOTAL OUTSTANDING CONTRACTS
     This Month                                     8,019,203.98          This Month                           234,790,639.67
     1 Month Prior                                  6,195,229.55          1 Month Prior                        243,559,576.40
     2 Months Prior                                 7,577,810.69          2 Months Prior                       250,917,090.88

     Total                                         21,792,244.22          Total                                729,267,306.95

     a) 3 MONTH AVERAGE                             7,264,081.41          b) 3 MONTH AVERAGE                   243,089,102.32

     c) a/b                                                2.99%

 2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                     Yes                     No         X
                                                                                         --------------          --------------

 3.  Restricting Event Check

     A. A Delinquency Condition exists for current period?                           Yes                     No         X
                                                                                         --------------          --------------
     B. An Indenture Event of Default has occurred and is then continuing?           Yes                     No         X
                                                                                         --------------          --------------

 4.  Has a Servicer Event of Default occurred?                                       Yes                     No         X
                                                                                         --------------          --------------


 5.  Amortization Event Check

     A. Is 1c  > 8% ?                                                                Yes                     No         X
                                                                                         --------------          --------------
     B. Bankruptcy, insolvency, reorganization; default/violation of any
          covenant or obligation not remedied within 90 days?                        Yes                     No         X
                                                                                         --------------          --------------
     C. As of any Determination date, the sum of all defaulted contracts
          since the Closing date exceeds 6% of the ADCB on the Closing Date?         Yes                     No         X
                                                                                         --------------          --------------




 6.  Aggregate Discounted Contract Balance at Closing Date                      Balance $325,093,057.74
                                                                                         --------------

     DELINQUENT LEASE SUMMARY

         Days Past Due              Current Pool Balance            # Leases
         -------------              --------------------            --------
               31 - 60                     13,190,041.42                  39
               61 - 90                      2,184,446.44                  13
              91 - 180                      8,019,203.98                  25

     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization